UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2010
PINNACLE FINANCIAL PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Tennessee	000-31225	62-1812853

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Third Avenue South, Suite 900, Nashville, Tennessee	37201

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 744-3700
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
This Current Report on Form 8-K is being furnished to disclose the press release issued by Pinnacle Financial Partners, Inc., a Tennessee corporation (the “Company”), on October 19, 2010. The press release, which is furnished as Exhibit 99.1 hereto pursuant to Item 2.02 of Form 8-K, announced the Company’s results of operations for the three and nine months ended September 30, 2010.
The press release furnished herewith as Exhibit 99.1 contains certain non-GAAP performance measures and ratios for the three and nine months ended September 30, 2010 and September 30, 2009 and the three months ended June 30, 2010. The non-GAAP performance measures and ratios presented exclude the impact of goodwill and core deposit intangibles associated with the Company’s acquisition of Mid-America Bancshares, Inc. and Cavalry Bancorp, Inc., which the Company acquired on November 30, 2007 and March 15, 2006, respectively, and the preferred stock issued to the U.S. Department of the Treasury under the Capital Purchase Program of the Troubled Asset Relief Program.
The press release also contains non-GAAP noninterest income excluding the benefits associated with the net gain on the sale of investment securities for the quarter ended June 30, 2010, and also contains, for the fiscal quarters ended September 30, 2009 and September 30, 2010, non-GAAP noninterest expense excluding the impact of other real estate expenses.
The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for any measure prepared in accordance with GAAP. Because non-GAAP financial measures presented in the press release are not measurements determined in accordance with GAAP and are susceptible to varying calculations, these non-GAAP financial measures, as presented, may not be comparable to other similarly titled measures presented by other companies.
The Company believes that these non-GAAP financial measures facilitate making period-to-period comparisons and are meaningful indications of its operating performance. In addition, because intangible assets such as goodwill and the core deposit intangible and the net gain on sale of investment securities and other real estate owned expenses each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies.
The Company’s management utilizes this non-GAAP financial information to compare the Company’s operating performance in 2010 versus the comparable periods in 2009 and to internally prepared projections.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Press release issued by Pinnacle Financial Partners, Inc. dated October 19, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.
By:	/s/ Harold R. Carpenter
	Name:	Harold R. Carpenter
	Title:	Executive Vice President and Chief Financial Officer
Date: October 20, 2010

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release issued by Pinnacle Financial Partners, Inc. dated October 19, 2010